                    U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                    _______________________________________

                                   FORM 8-K
                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    _______________________________________


       Date of Report (Date of earliest  event reported):  March 10, 2000


                        VOICE MOBILITY INTERNATIONAL, INC.
                (Exact Name of Registrant as Specified in Charter)


            NEVADA                                              33-077819
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


180-13777 Commerce Parkway, Richmond, British Columbia, Canada          V6V 2X3
          (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: (604)482-0000

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     A.   Previous independent accountant.

     Bedford Curry & Co., Chartered Accountants, Vancouver, B.C., has been the independent accountant of Voice Mobility International, Inc., a Nevada corporation (the "Registrant") in connection with the preparation of the Registrant's financial statements for the fiscal years ended December 31, 1997 and December 31, 1998. Effective March 10, 2000, the Registrant dismissed Bedford Curry & Co. as its independent accountant in furtherance of the Registrant's desire to retain an internationally recognized accounting firm (see Item 4(b) below) in connection with the Registrant's ongoing reporting obligations under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"). Bedford Curry & Co. will continue to be the independent accountant of record for the fiscal years ended December 31, 1997 and December 31, 1998.

     The reports of Bedford Curry & Co. on the financial statements for the fiscal years ended December 31, 1997, and 1998 contained no adverse opinion or disclaimer of opinion and, except as set forth in the section entitled, "Comments by Auditors for U.S. Readers on Canada - U.S. Reporting Conflict", were not qualified or modified as to uncertainty, audit scope or accounting principle.

     The Board of Directors has approved the decision to dismiss Bedford Curry & Co. in order to retain an internationally recognized accounting firm as the Registrant's independent accountant.

     In connection with its audits for such fiscal years and through the date hereof, there have been no disagreements with Bedford Curry & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bedford Curry & Co. would have caused such firm to make reference thereto in their report on the financial statements for such years.

     The Registrant has requested that Bedford Curry & Co. furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the "SEC") whether or not it agrees with the above statements. A copy of such letter, dated March 10, 2000, is filed as Exhibit 16.1 to this Form 8-K.

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     B.   New independent accountant.

     As of March 10, 2000, the Board of Directors of the Registrant engaged Ernst & Young LLP as its new independent accountant. Ernst & Young LLP will audit the Registrant's financial statements for the fiscal year ended December 31, 1999.

     On July 7, 1999, the Registrant retained Ernst & Young LLP to provide assistance in connection with the Registrant's Registration Statement on Form 10-SB filed with the SEC under the 1934 Act.

     In retaining Ernst & Young LLP, the Registrant sought their advice on accounting principles generally accepted in the United States, as applicable to the unaudited interim financial statements for the six months ended June 30, 1999 and the nine months ended September 30, 1999. The Registrant's decision to retain Ernst & Young LLP was solely in furtherance of its desire to consult with an internationally recognized accounting firm, in contrast to Bedford Curry & Co., a local Canadian accounting firm, and not with respect to their application of accounting principles to a specific completed or contemplated transaction or type of audit opinion that might be rendered. Bedford Curry & Co. was only consulted as to its views on U.S. generally accounting principles with respect to the Company's financial statements for the years ended December 31, 1997 and December 31, 1998.

ITEM 5.   OTHER EVENTS.

     Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     a.   Financial statements - not applicable.

     b.   Pro forma financial information - not applicable.

     c.   Exhibits:


          Number              Exhibit
          16.1                Letter of Bedford Curry & Co., Chartered Accountants,
                              regarding change in certifying accountants

          16.2 Letter of Ernst & Young LLP, Chartered Accountants, regarding change in certifying accountants


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VOICE MOBILITY INTERNATIONAL, INC.
                                                    (Registrant)

Date: March 10, 2000                   By:       /s/ William E. Krebs
                                          ------------------------------------
                                            William E. Krebs
                                            Secretary and Chairman of the Board


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